SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2003

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

On October 16, 2003, we provided a letter to investors and analysts presenting information relating to our financial and operational outlook for the remainder of 2003 and a capacity forecast for 2004. The letter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On October 16, 2003, we issued a press release announcing our financial results for the third quarter of 2003. The press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

October 16, 2003	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Letter to Investors and Analysts
99.2	Press Release